GT-020 Phase 1 Clinical Trial: Results of First Cohort Release: March 31, 2014 Webcast: April 1, 2014 NASDAQ: GALT www.galectintherapeutics.com © 2014 Galectin Therapeutics inc. Exhibit 99.1

Forward-Looking Statement
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others.
They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of GR-MD-02 and expectations regarding the clinical trial, including the future enrollment of patients and the timing of results from the second cohort. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, that results from the first cohort of Phase 1 may differ materially from future results, and there is no guarantee that the current clinical trial will lead to positive outcomes or that
GR-MD-02 will ever be approved by the FDA. We may experience delays in the current trial, and we may have difficulty enrolling patients and processing the resulting data. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Regardless of the results of current or future studies, we may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to further develop and/or fund any studies or trials. To date, we have incurred operating losses since our inception, and our ability to successfully develop and market drugs may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2013, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements.
Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Our Pipeline Of Galectin-3 Inhibitors
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Clinical Focus Stage of Development
Drug Indication Discovery Pre-clinical Phase 1 Phase 2 Phase 3
Fibrosis
GR-MD-02
Fatty liver disease with
advanced fibrosis
Lung fibrosis
Kidney fibrosis
Cancer Immunotherapy
GR-MD-02 Melanoma
Galectin-3 Inhibitors
GR-MD-03 Subcutaneous
GR-MD-04 Oral
G-XXX* Oral
Report on first
cohort of Phase 1
Clinical Trial
*Galectin Sciences, LLC
Timely Reporting:
Last bloods: 3-7-14
Last visit: 3-21-14

Summary of Findings
• GR-MD-02 was safe and well tolerated at 2 mg/kg (80 mg/m
2
) with no drug-
related adverse events
• Pharmacokinetics was consistent between individuals and after single and multiple doses; exposure was 40% of lowest dose used in NASH animal model; this was a therapeutic dose
• Key composite biomarkers of fibrosis improved after four doses of GR-MD-02
• Key inflammatory cytokines were decreased after four doses of GR-MD-02
• Patients with greater cellular injury as indicated by elevated ALT levels, had a marked decrease in CK-18, a cell death biomarker
• Galectin-3 blood levels do not correlate with disease activity and are not a biomarker of drug effect in patients with NASH with advanced fibrosis
In addition to being safe and well tolerated, GR-MD-02 improved biomarkers of fibrosis, inflammation and liver cell injury in patients with
NASH with advanced fibrosis

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

All Chronic Liver Diseases Lead To Fibrosis
Example: Liver Fibrosis In Fatty Liver Disease (NASH)
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Stage 1
Stage 2
Stage 3
Stage 4
Patient
Liver
biopsy
Healthy
Fatty Fibrosis Cirrhosis
Liver failure
Bleeding
Encephalopathy
Edema
Asymptomatic
Only therapy for
patients with
cirrhosis is liver
transplantation
Bridging Fibrosis
Cirrhosis
Portal/Central
Pericellular/Central
(High Mag)
Blue=fibrosis
Occurs over decades

Galectin-3 is Expressed In Liver
Macrophages And Is Markedly Increased In
Human and Mouse NASH
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Normal Mouse Liver
NASH Mouse Liver
• Kupffer cells= liver resident
macrophages
• Portal macs=macrophages
located in portal regions
Immunohistochemistry for Gal-3 (brown pigment indicates gal-3)
NASH Human Liver

GR-MD-02, A Galectin-3 Inhibitor, Has Therapeutic
Effect On NASH With Fibrosis In Mouse Model
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Normal NASH:Control
NASH:GR-MD-02
GR-MD-02 Effects
NAFLD Activity Score
• Fat
• Cell death
• Inflammation
Collagen
(Fibrosis)
Galectin-3
Protein
Improvement is linked to decreased tissue Galectin-3
H&E
Sirius Red
Gal-3

GR-MD-02 Is A Galectin-3 Inhibitor That Reduces
Collagen Synthesis And Increases Collagen
Degradation In Pre-Clinical Models
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Restoration to Normal
Fibrosis results from increased
collagen and other matrix protein
synthesis with little to no change in
collagen degradation.
Liver Fibrotic Tissue Homeostasis
Normal
In the normal liver, collagen and
matrix protein synthesis matches
degradation to provide appropriate
amount of extracellular matrix.
Collagen Synthesis
Collagen Degradation
=
Collagen Synthesis
Collagen Degradation
Fibrosis
Collagen Synthesis
Fibrosis can resolve either by a
reduction in collagen synthesis or an
increase in degradation. The
combination would increase rate of
resolution.
+
Collagen Degradation
+/-

GR-MD-02 Is Being Developed For The Indication Of
NASH With Advanced Fibrosis (Stage 3 and 4)

© 2014 Galectin Therapeutics  |  NASDAQ:GALT
Obesity/Insulin Resistance/Diabetes
Steatosis (fatty liver)
NASH (inflammation, cell death)
Stage 1       2       3
Fibrosis
Stage 4
Cirrhosis
• No certainty of progression from early to late disease in an individual
• Late disease much closer to clinical outcomes
• Surrogates of clinical outcomes are better developed for late disease
• GR-MD-02 reduces inflammation, ballooning and fat in NASH and reduces existing fibrosis and reverses cirrhosis in animal models
Early Disease Late Disease
Clinical Outcomes
Complications
Transplant
Death
Targeting Late Disease

Phase 1 Clinical Trial Of GR-MD-02 In NASH With
Advanced Fibrosis: Report On Cohort 1
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

0 28 35 42 56 70
Day
Infusion
-1
Biomarkers
Biomarkers
Patient inclusion: Biopsy proven NASH with advanced fibrosis (stage 3)
Design:
Cohort has 8 patients (6 active, 2 placebo, blinded)
Dose: Starting dose of 2 mg/kg lean body weight (equivalent to 80 mg/m
2
);
Infusions at days 0, 28, 35 and 42.
Primary endpoints: Safety
Pharmacokinetics
Secondary endpoints: Disease-related serum biomarkers to assess for potential treatment effect

Patient Characteristics & Safety
Patient Characteristics
• 6 women and 2 men
• Ages 40-64 (mean=54)
• Mean body mass index (BMI)=39
(obese >30)
• Diabetes Mellitus in 6 patients
• Patients had a liver biopsy within one year of
enrollment
• All patients had definitive pathological
diagnosis of NASH
• 7 patients had stage 3 fibrosis
(bridging); 1 patient had stage 4 fibrosis
• All patients enrolled completed full protocol
through final follow-up visit at day 70.
• Last subject, last blood draw was 3-7-14;
Last subject, last visit was 3-21-14

© 2014 Galectin Therapeutics  |  NASDAQ:GALT
Patient Safety
• There were no Serious Adverse Events
• There were no Treatment Emergent
Adverse Events in patients receiving GR-
MD-02 that were attributed to the drug
• One patient receiving GR-MD-02 had
several mild AE’s that were judged by
investigator to be unrelated to drug
• Two patients receiving placebo had mild
AE’s that were judged by investigator as
possibly related
• There were no treatment emergent
laboratory or ECG findings
GR-MD-02 at a dose of 2 mg/kg
(80 mg/m
2
) was safe and well tolerated

GR-MD-02 Plasma Concentration (µg/mL)
25
20
15
10
5
0
0
20
40
60
80
Time (h)
Week 1
Week 7

≤

≤

Pharmacokinetics: GR-MD-02 Blood Levels Were
Consistent Between Individuals And Not Significantly
Different After Single Or Multiple Infusions
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

First Infusion (week 1)
Fourth Infusion (week 7)
The AUC in humans given 2 mg/kg was approximately 40% of the AUC of the lowest therapeutic dose in the mouse NASH model
C
max
= 16.3 µg/mL
T
1/2
= 19.9 h
AUC = 572.6 h*µg/mL
V
ss
= 5.2 L
Variability 15%
C
max
= 17.7 µg/mL
T
1/2
= 20.5 h
AUC = 645.4 h*µg/mL
V
ss
= 4.7 L
Variability 24%
Mean GR-MD-02 Plasma Concentration-Time
Profiles of 6 Patients on Weeks 1 and 7
Accumulation ratio ~1.16
(95% CI 0.85 to 1.47)

Assessment Methods for Liver Fibrosis
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Functional metabolic and
shunt tests (eg. HepQuant™)
Labeled
substrate
WHVP
FHVP
Time (s)
Vibrator
Probe
Ribs
Transducter
Serum
markers
Liver
biopsy
Transient Elastography
(FibroScan™)
Hepatic venous pressure
gradient (HVPG)
Source: Nat Rev Gastroenterol Hepatol. 2010 Aug;7(8):425-36.Epub 2010 Jun 29.
MR-Elastography
• Potential serious complications
• 1/50,000
th
of liver
• High sampling variability
• 41% discordance of 1 fibrosis
stage in NASH*
*Ratziu, et al. Gastro. 2005

Major Pathological Processes in NASH
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Steato-Hepatitis (NASH Activity)
• Ballooning of liver cells (cell
death/apoptosis) key hallmark
• Fat in liver cells (steatosis)
• Immune cell infiltration (inflammation)
Fibrosis/Cirrhosis
• Increase in collagen/matrix
• Disruption of architecture
• Liver cell nodules
Do Not Always Correlate in Same Patient
• Can have high NASH activity score with minimal fibrosis
• Can have advanced fibrosis/cirrhosis with minimal NASH activity
We measured biomarkers of both major pathological processes

Serum Biomarkers Of Fibrosis In NASH
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Composite Scores
FibroTest™ (FibroSURE™)
• Indirect biomarker of fibrosis
• Age and gender, Alpha-2-
macroglobulin, Haptoglobin,
Apolipoprotein A1, GGTP, Total
bilirubin
Individual Markers
Exploratory*
• TGF-
• Lumican
• Osteopontin
• Matrix Metalloproteinases
ELF (Enhanced Liver Fibrosis)
Score
• Direct biomarker of fibrosis
• Hyaluronic acid
• TIMP1 (tissue inhibitor of
metalloproteinase-1)
• P3NP (amino terminal propeptide
of type III pro-collagen)
Hyaluronic Acid
• Matrix polysaccharide
• Direct marker
• Correlates to fibrosis
* Indicates that there is some evidence
that suggests they are increased in
fibrosis, but not confirmed in sufficient
number of patients or studies
For more information and references on biomarkers: http://bit.ly/1jzFK50

Score Interpretation*
Study Scores (mean/range)**
1.00
0.75
0.50
0.25
0.00
F4
F3
F2
F1
F0
0.61
0.40
0.23
*Biopredictive

* p = 0.0442 (t-test)
% Change (D-1 vs. D56)
40
20
0
-20
-40
-60
n=2
n=5
Mean +/- SD
Inter-test Variability
*
Placebo
GR-MD-02

FibroTest
™
(FibroSURE
™
) Scores Significantly
Decreased In GR-MD-02 Treated Patients
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Equivalent to a 10%
change on scale
**One patient on GR-MD-02 had
scores < 0.08 which was highly
discordant with biopsy (stage 3).
Patient had high haptoglobin which is
known for false negative test.
FibroTest
™
has been shown to:
• Correlate with stage of fibrosis
• Assess fibrosis regression
• Assess fibrosis progression
• Predict liver-related mortality
Note: While the numbers are small, exploratory statistics have been performed to evaluate differences using a one-sided t-test and confirmed using a non-parametric test, Mann-Whitney

Score Interpretation*
Study Scores (mean/range)

p = 0.2466 (t-test)
n=2
n=6
% Change (D-1 vs. D56)
0
-2
-4
-6
-8
Mean +/- SD
Inter-test Variability
Placebo
GR-MD-02

ELF Score Tended To Decrease In GR-MD-02 Treated
Patients
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

7.7
9.8
Severe
Fibrosis
Moderate
Fibrosis
Mild/No
Fibrosis
10.1
8.8
*Siemens Diagnostics
Equivalent to a 0.5
change on scale
ELF score has been shown to:
• Correlate with stage of fibrosis
• Assess progression (0.032 increase/yr in PBC)
• Predict mortality (a one unit change in score
correlates to a 2-fold change in liver related mortality)
11.5

p<0.05
p<0.001
p<0.001
Hyaluronic Acid (ng/mL)
700
600
500
400
300
200
100
0
V
G60
G30
G10
mg/kg once weekly X 4

% Change (D-1 vs. D56)
150
100
50
0
%CV
Hyaluronic Acid (Active)
Hyaluronic Acid (Placebo)
Day -1
Day 56

β

Hyaluronic Acid (HA) Levels Were Decreased In A
Subset Of Patients On GR-MD-02
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• 3 of 6 patients treated with GR-MD-02 had
significant reductions in HA
• No change in placebo patients
• Multiple clinical studies have shown that
HA levels correlate with liver fibrosis
• HA levels measured in NASH mice
treated with GR-MD-02
• HA levels decreased at all three doses
compared to vehicle-treated controls
• Some animals had variable levels
Animal Study Study Results
No consistent elevation and/or changes in Osteopontin, TGF- or MMPs;
Lumican presented in later slides

Serum Biomarkers of NASH Inflammation and Injury
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Cellular Injury
Serum Transaminases
• ALT and AST
• Enzymes released from liver cells
• 2/3 of NASH patients have normal
levels at any given time
• Entire spectrum of disease can be
seen with normal levels
Cytokeratin 18
• A circulating biomarker of
cell death
• Predictive of NASH
severity
Cell Death (Apoptosis)
Key cytokines*
• IL-6
• IL-8
• TNF-
Exploratory**
• INF-
• Endothelin-1
• IP-10
• VEGF
• CD40-ligand
Inflammatory Cytokines
* Evidence of association with human NASH and importance
in pathogenesis, particularly as products of macrophages
** Some evidence of association with human and/or animal
NASH in at least one publication
For more information and references on biomarkers: http://bit.ly/1jzFK50

* p = 0.0219 (t-test)
n=2
n=6
% Change (D-1 vs. D56)
0
-10
-20
-30
-40
Mean +/- SD
Inter-test Variability
*
Placebo
Active

Interleukin-8 Levels Were Significantly Reduced In
GR-MD-02 Treated Patients
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• Pro-inflammatory cytokine
expressed in macrophages
• Elevated serum levels in NASH
• Study patients had elevated serum
levels
• GR-MD-02 treated patients had
significant reduction when
compared to placebo
Study
Cohort*
NAFLD** Obese
Controls**
IL-8
pg/mL
28.0 ± 8.6 24.1 ± 38.5 7.8 ± 3.6
*Baseline levels
**Jarrar, et al. Aliment. Pharmacol. Ther. 2007

α

Galectin Therapeutics

α			

100
50
0
-50
% Change (D-1 vs. D56)
* p = 0.059 (t-test)
n=2
n=6
Mean +/- SD
Inter-test Variability
*
Placebo
GR-MD-02

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

TNF- Levels Were Significantly Reduced In
GR-MD-02 Treated Patients
• Pro-Inflammatory cytokine and
promotes lipid accumulation
• Elevated serum levels in NASH
• Study patients had elevated serum
levels
• GR-MD-02 treated patients had
significant reduction when
compared to placebo
Study
Cohort*
NAFLD** Obese
Controls**
TNF-
pg/mL
23 ± 5.8 6.0 ± 16.6 1.9 ± 0.3
*Baseline levels
**Jarrar, et al. Aliment. Pharmacol. Ther. 2007

* p = 0.0224 (t-test)
% Change (D-1 vs. D56)
20
10
0
-10
-20
-30
n=2
n=6
Mean +/- SD
Inter-test Variability
*
Placebo
GR-MD-02

Y

Interleukin-6 Levels Were Significantly Reduced In
GR-MD-02 Treated Patients
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• Pro-Inflammatory cytokine
secreted by T cells and
macrophages.
• Increased serum levels in NASH
• Levels not increased in patients
• GR-MD-02 treated patients had
significant reduction when
compared to placebo
Study
Cohort*
NAFLD** Obese
Controls**
IL-6
pg/mL
6.1 ± 2.5 23.1±72.9 7.6±6.3
*Baseline levels
**Jarrar, et al. Aliment. Pharmacol. Ther, 2007
Exploratory cytokines were not elevated and/or did not change including
INF- , Endothelin-1, IP-10, VEGF, CD40-ligand

ALT (Active Drug)
ALT (Placebo)
ALT (U/L)
250
200
150
100
50
0
ULN=33 U/L
day -1
day 0
day 3
day 6
day 28
day 31
day 42
day 56
Trial Day (▲=infusion day)

Markedly Elevated Alanine Aminotransferase (ALT)
Levels Decreased With GR-MD-02 Treatment
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• Typical for NASH patients, there was a broad range of baseline ALT levels
• Those with ALT levels below 50 U/L had no change with therapy
• Two patients with ALT above 100 U/L, both of whom received active drug, had reductions of 39 U/L and 67 U/L
• One patient with ALT between 50 and 100 had minimal reduction of 10 U/L
100-200
(2 patients)
50-100
(1 patient)
0-50
(5 patients)

200
150
100
50
0
ALT (U/L)
Patient A
Patient B
Day -1
Day 56
1500
1000
500
0
CK-18 (M65) (U/L)
ULN
Day -1
Day 56

Cell Death Biomarker CK18 Was Reduced In Two
Patients With Highest ALT Levels
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

CK-18 (M65) ALT
•
CK-18, a biomarker of cell death of hepatocytes, was markedly reduced in the two patients with ALT greater than 100 U/L

200
150
100
50
0
ALT (U/L)
Patient A
Patient B
Day -1
Day 56
0.50
0.45
0.40
0.35
0.30
0.25
FibroTest Units
Day -1
Day 56
200
150
100
50
0
Lumican (ng/mL)
Day -1
Day 56

Fibrosis Biomarkers Were Reduced In The Two
Patients Receiving GR-MD-02 With Highest ALT*
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Lumican ALT
FibroTest™
• FibroTest™ scores were markedly decreased in the high ALT
patients after treatment with GR-MD-02
• Lumican, a matrix protein that is involved in fibrogenesis in the liver, was elevated in all patients, but was highest and had the greatest decrease with treatment in the two patients with high ALT levels
*Patient with intermediate ALT not included in analysis because of false negative FibroTest™ score

50
40
30
20
10
0
ALT (U/L)
Day -1
Day 56
Paitent C
Patient D
Patient E

800
600
400
200
0
CK-18 (M65) (U/L)
ULN
Day -1
Day 56

0.4
0.3
0.2
0.1
0.0
FibroTest Units
Day -1
Day 56

200
150
100
50
0
Lumican (ng/mL)
Day -1
Day 56

Patients With Low ALT Levels Receiving GR-MD-02
Had Improvement In Fibrosis Markers But Not Cell
Death Markers
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

ALT FibroTest™ CK-18 (M65)
Lumican
• The three GR-MD-02 treated patients with
low ALT levels did not have changes in ALT
• These three patients had lower CK-18 levels
which did not decrease with therapy
• Fibrosis markers of FibroTest™ and
Lumican did improve with treatment

GR-MD-02 Treatment Appears To Improve Both Major
Pathological Processes In NASH
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• Improvement in Fibrosis Biomarkers: There was a statistically significant reduction in Fibrotest™ and trends towards a reduction in ELF score and hyaluronic acid
• Improvement in Inflammation Biomarkers: There were statistically significant reductions in IL-6, IL-8 and TNF-a, all important cytokines in NASH
• Improvement in Cell Death Biomarkers: A patient subset with high ALT levels indicative of more cellular injury had improvement in CK-18
Steato-Hepatitis (NASH Activity)
• Ballooning of liver cells (cell
death/apoptosis) key hallmark
• Fat in liver cells (steatosis)
• Immune cell infiltration (inflammation)
Fibrosis/Cirrhosis
• Increase in collagen/matrix
• Disruption of architecture
• Liver cell nodules

30
20
10
0
%CV
Galectin-3 (ng/mL)
Day -1
Day 28
Day 56
Galectin-3 (Active)
Galectin-3 (Placebo)

Patients Had A Normal Range Of Blood Galectin-3
Levels At Baseline And No Change With Treatment
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Timing of gal-3 levels
• Before 1
st
infusion
• 28 day after 1
st
infusion
• 14 days after 4
th
infusion
Cohort
Range*
Normal
Range**
Gal-3
(ng/mL)
13.2 to 25.2 5.4 to 26.2
*Baseline values
**Range of values in a non-
diseased population published by
manufacturer (BG Medicine)

Tissue Gal-3 Area
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Normal
NASH

Blood Gal-3 Levels
80
60
40
20
0
Normal
NASH

Blood and Tissue Levels Of Galectin-3 Are Not
Correlated In Mouse NASH Model Nor Human NASH
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Marked changes in expression of galectin-3 in liver macrophages are not reflected in changes in blood galectin-3
Liver Gal-3 Staining Blood Level Liver Tissue Level
Normal
NASH
• No evidence for correlation between blood galectin-3 levels and disease activity or fibrosis stage in patients with NASH
1
• Blood galectin-3 levels in humans are correlated with obesity
1,2
and diabetes
2
1 Yilmax, et al. Clinical Biochemistry 2011 2 Weigert, et al. J Clin Endocrinol Metab, 2010

Summary of Findings
• GR-MD-02 was safe and well tolerated at 2 mg/kg (80 mg/m
2
) with no drug-
related adverse events
• Pharmacokinetics was consistent between individuals and after single and multiple doses; exposure was 40% of lowest dose used in NASH animal model; this was a therapeutic dose
• Key composite biomarkers of fibrosis improved after four doses of GR-MD-02
• Key inflammatory cytokines were decreased after four doses of GR-MD-02
• Patients with greater cellular injury as indicated by elevated ALT levels, had a marked decrease in CK-18, a cell death biomarker
• Galectin-3 blood levels do not correlate with disease activity and are not a biomarker of drug effect in patients with NASH with advanced fibrosis
In addition to being safe and well tolerated, GR-MD-02 improved biomarkers of fibrosis, inflammation and liver cell injury in patients with
NASH with advanced fibrosis

© 2014 Galectin Therapeutics  |  NASDAQ:GALT

Next Steps: Continuation of Phase 1 Trial
© 2014 Galectin Therapeutics  |  NASDAQ:GALT

• The dose of GR-MD-02 will be increased to 4 mg/kg (160 mg/m
2
) in the
second cohort of 8-10 patients
• Eight clinical sites in the US are now active to facilitate rapid enrollment of cohort 2
• FibroScan™, a FDA-approved ultrasonic measure of liver tissue elasticity, has been added to the protocol for cohort 2. FibroScan™ will be performed at baseline and after the four doses in as many patients as possible to gain experience with this method of fibrosis assessment.
• Results from Cohort 2 are expected to be reported in July-August 2014 time frame.
• Planning for phase 2 clinical trials is ongoing. The results of the first cohort suggest that 2 mg/kg is a safe, well-tolerated dose that has indication of anti-
fibrotic and anti-inflammatory effect. Therefore, this defines at least one potential dose level for phase 2 clinical trials.